Republic Airways Holdings Inc. Investor Update May 20, 2014

Safe harbor disclosure 2 Statements in this presentation, as well as oral statements that may be made by officers or directors of Republic Airways Holdings Inc., its advisors, affiliates or subsidiaries (collectively or separately the “Company”), that are not historical fact constitute “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by the forward-looking statements. Such risks and uncertainties are outlined in the Company’s Annual Report on Form 10-K, most recent Quarterly Report and other documents filed with the SEC from time to time. The Company cautions users of this presentation not to place undue reliance on forward-looking statements, which may be based on assumptions and anticipated events that do not materialize. Disclaimer 5/20/2014

Agenda 5/20/2014 3 I. Introduction to RJET II. Our industry III. Leading the regional industry IV. Reducing risk & simplifying the business V. The way forward

INTRODUCTION TO RJET 4 5/20/2014

Experienced management team 5/20/2014 5 Tim Dooley Wayne Heller Lars Arnell Bryan Bedford Chairman, President and Chief Executive Officer 27 years of industry experience 15 years at RJET Executive Vice President and Chief Operating Officer 35 years of industry experience 15 years at RJET Executive Vice President and Chief Financial Officer 16 years of industry experience 16 years at RJET Senior Vice President, Corporate Development 25 years of industry experience 12 years at RJET Experienced and established management team 100+ years of combined industry leadership Celebrating the 10th anniversary of our IPO in May 2014

Fixed-fee model characteristics 5/20/2014 6 •We are paid on our cost drivers (departures, block hours, flight hours, aircraft days) •Limited exposure to domestic economy Predictable Revenue •No fuel exposure, airport costs, insurance, property taxes and in most cases aircraft ownership costs are passed through to Partners Low Risk •Our Mainline Partners are placing higher value on seamless customer experience •1-2 margin points available for high quality operation Opportunity to earn incentives (increase margin) • All Partners now have 76 seat scope (larger aircraft = lower unit costs = better economics) •Significant shift coming from 50 seat to 70+ seat regional aircraft, and RJET is well positioned for this change Mainline Partner scope clauses determine regional fleet Block hours Crew wages & benefits Crew per diem, hotel, training Flight Hours Maintenance wages & benefits Engine overhaul, airframe, and other maintenance Departures Engine LLP, landing gear, and other maintenance AC Days Back office wages & benefits Other expenses and overheads Pass- through costs Fuel Landing fees & rents AC ownership Insurance & taxes Model Cost Drivers

Stable financial performance 5/20/2014 7 RJET Financial Overview Metric 2012 (actual) 2013 (actual) 2014 (midpoint guidance) ’14 vs ’13 YOY% change Block Hours 701,040 749,931 786,613 4.9% ASMs (millions) 13,437 13,486 14,771 9.5% Revenue (millions) $1,377 $1,347 $1,375 2.1% Pre-tax Income (millions)1 $51.1 $102.5 $110.0 7.3% Pre-tax Margin 1 3.7% 7.6% 8.0% 0.4pp Diluted EPS, continuing ops1,2 $0.63 $1.15 $1.30 12.8% Unrestricted cash (millions)2 $210.8 $276.7 $200.0 -27.7% 1. For 2013, excludes effect of $21.2 impairment charge 2. Assumes full use of $75M share repurchase/convertible debt authorization by 12/31/2014 Financial Highlights  Stable cash flows  Sale of Frontier ~$77 million Dec 2013, which is anticipated to be returned to shareholders by the end of 2014  Margin improvement and stabilization

Improving revenue mix 5/20/2014 8 Overall, our fixed fee revenue is up 22% since 2012, despite a few important considerations:  United began paying for fuel and landing fees in 2012 and 2013, respectively, decreasing pass-through revenues by an estimated $60 million. (On a pro forma basis, the fixed fee revenue gain is roughly 30%)  Following the sale of Frontier, a reduction in aircraft operating under pro-rate agreements resulted in decreased passenger service revenue. 1,3501,276 1,102 0 200 400 600 800 1,000 1,200 1,400 2012 2013 2014E $1,375 $1,347 $1,377 P a s s e nge r re v e nue (mil lion s , USD ) Fixed-fee service Charter and other Passenger service

Best in class fleet mix and diversity 5/20/2014 9 15 0 10 5 2014(F) 14.8 90% 10% 2009 13.9 76% 24% M ill io n s o f A S M s 6% 800 700 400 600 0 500 200 100 300 T h o u s a n d s o f B lock h o u rs DL UA/CO AA/US Other 2014E 10% 26.6% DL 15.7% 42.5% 1% 2009 29.9% US 32.4% 9.9% CO 11.1% 717 AA 7.6% UA 23.3% 787 2009 vs 2014 ASMs 2009 vs 2014 Block hours 70+ Seats 44-50 Seats 60% reduction in 44-50 seat flying

OUR INDUSTRY 10 5/20/2014

Mainline partner consolidation 5/20/2014 11 Domestic passengers by carrier 150 50 400 300 450 350 250 200 100 0 99 67 2009 32 24 67 101 47 117 407 34 45 Do m e stic p a ss e n g e rs (0 0 0 s ) 414 2013 132 56 +2% WN AA FL UA CO DL NW US  Four large industry players remain  American, Delta, United and Southwest now make up ~83% of domestic capacity  The three merged legacy airlines are now focused on capacity rationalization, resulting in some hub closures  Hub closures are a headwind to regional carriers and create more white space for Ultra-low cost carriers, or “ULCCs”

US Carrier TRASM and CASM trends, 2009-2013 5/20/2014 12 13 14 15 16 17 18 2009 2010 2011 2012 2013 C e n ts , U S D CASM TRASM  Capacity rationalization has contributed to significant TRASM gains over the past 5 years  Stabilizing oil prices and strong cost management by mainline airlines have tempered CASM growth, leading to record profits

# LCCs Growing, But…

**US carriers domestic passenger share, FY 2013**


American/US
24.6%
Southwest
22.7%
16.8%
Others
20.6%
15.4%
Delta
United
Spirit
Alaska
20.1%
12.3%
Frontier
10.9%
10.1%
Hawaiian
31.0%
1.9%
7.4%
JetBlue
6.4%
Allegiant
Sun Country
Virgin America

Source: Form 41. US Majors and LCCs with scheduled operations greater than 0.1% of domestic traffic.

- The non-legacy controlled market remains highly fragmented between LCC, ULCC and hybrid carriers
  - JetBlue and Alaska roughly 50% of remaining market share
  - ULCCs growing at a faster rate (Allegiant, Spirit, Virgin America)
- ULCCs narrow focus on leisure traffic (low unit revenue) allows Mainline Partner carriers focus on premium business travelers creating a win/win scenario with limited competitive interplay
- Barriers to entry remain high, leaving incumbents in competitive position

5/20/2014

13

Mainline partner scope changes 5/20/2014 14  Trading ~ 550 small jet aircraft in favor of ~ 300 larger aircraft (76 seat)  Why does this make sense?  Taking more connections over fewer hubs means revenues are produced more efficiently  Economies of scale (spreading the fixed cost of the business over more seats) -81 US / AA New ? 150 50 300 259 500 350 193 255 450 181 450 325 -32 -144 US / AA Old 532 339 81 112 UA New 195 102 153 UA Old 594 413 153 28 DL New 125 102 223 DL Old 531 272 102 157 50 seats or less 51 - 70 seats 71 to 76 seats Expected reduction of ~ 250 regional aircraft

Mainline partner expected pilot retirements 5/20/2014 15 14,000 18,000 10,000 16,000 4,000 0 12,000 8,000 6,000 2,000 Cu m u la ti ve p ilo ts retir in g 2016 2014 8,377 2020 2,264 3,580 2021 6,644 2018 5,029 2022 2015 12,594 10,388 15,155 17,751 2017 1,032 2019 2013 Expected cumulative pilot retirements through 2022 Sources: Flight Path Economics, FAA and DOT

Where do mainline partners’ pilots come from? 5/20/2014 16 20,000 10,000 30,000 40,000 0 50,000 41,100 6,200 Network Regional LCC Cargo 17,000 Other 5,900 2,300 FAR 117 pilot demand Carrier Type Estimated additional pilots required Network 2,000-3,300 Regional 850-1,350 Cargo 300-500 LCC 300-500 Other 100-200 2012 pilot headcount by segment Sources: Flight Path Economics, FAA and DOT

Financial health of our mainline partners’ impacting the CPA model 5/20/2014 17  We’ve seen a trend towards our mainline partners buying 76-seat regional aircraft and allocating them to regional carriers under CPAs  United Airlines – 30 E175 aircraft to Mesa  Delta – 40 CRJ900 aircraft to Endeavor  American – 60 E175 aircraft to TBD  Generally, under a CPA structure where the mainline partner owns the asset:  May be a shorter term agreement  Will have lower margins (no aircraft ownership cost or related margin)  All regional carriers can bid on the business, regardless of balance sheet strength

LEADING THE REGIONAL INDUSTRY 18 5/20/2014

Winding-down our 50-seat fleet 5/20/2014 19 33 68 177 253 35 71 140 247 0 100 200 300 400 500 Envoy Skywest Air c ra ft Endeavor 500 PSA Chautauqua Air Wisconsin TSA E135/140/145 CRJ 200 50 seat jet fleets by regional operator (Operating under CPA as of 12/31/13)

Expanding our 70+ seat fleet 5/20/2014 20 68 60 28 73 72 41 47 14 4720 47 0 20 40 60 80 100 120 140 160 180 67 173 Republic 42 Compass Endeavor Skywest 128 Ai rc ra ft PSA Gojet Envoy Mesa CRJ900 E175 E170 CRJ700 Q400 70+ seat jet fleets by regional operator (operating under CPA as of 12/31/13)

We own a majority of our aircraft 5/20/2014 21  We own 67% of our fleet (183 owned vs 92 leased aircraft)  Within the E170 & E175 aircraft the ownership percentage increases to 85%  Benefits of ownership for RJET:  Fleet flexibility with idled aircraft (ability to sell or lease)  Tax depreciation and generation of net operating loss carry forward; we do not pay significant federal cash taxes nor do we expect to through about 2021  Avoidance of lease return obligations and maintenance deposits 11 30 55 75 36 20 26 71 0 10 20 30 40 50 60 70 80 3 E170 75 E145 66 E140 15 4 E135 Ai rc ra ft c o u n t Fleet type Q400 30 4 E190 10 3 E175 78 Own Lease World’s largest operator of Embraer aircraft Total fleet of 245 aircraft

RJET’s track record 5/20/2014 22  Republic will celebrate its 40th anniversary in August 2014  Perfect passenger safety record  First regional airline to operate under fixed-fee agreements with multiple Mainline Partners  Smart fleet management to match capability with industry demand (eliminating 50 seaters, in favor of 70+ seat aircraft) 1,252 1,259 1,375 1,514 0 500 1,000 1,500 2,000 0 20 40 60 80 100 2014E 2013 % M argi n Mill io n s ,U SD 2009 2011 2012 2010 86 40% 77 40% 42 1,377 39% 1,347 103 32% 110 36% 30% 51 Adj EBITDAR margin Revenue Adj pre-tax income 2,460 2,167 1,973 2,194 2,3502,403 200 277 211 175 110 16 0 0 1 0 1,500 2, 00 2,500 100 2 0 300 400 500 2012 2014E 2013 Deb t, M ill io n s U S D Ca s h, M illio n s U S D 2009 2010 2011 Unrestricted Cash Debt

Pilot supply challenge 5/20/2014 23 200 400 370 300 420 450 YE-2011 Hire Attrit YE-2014F YE-2013 Attrit Hire Attrit YE-2012 Hire 2,330 2,180 2,380 1,980 • New First Officer Qualification rules are contributing to a significant reduction in the number of qualified candidates who meet our hiring standards • As we demonstrated in 1Q14, if we are unable to meet our hiring needs we will continue to reduce our small jet flying Active RJET pilots

Other challenges we face 5/20/2014 24 CPA escalation not keeping pace with cost of labor, maintenance expense  Our CPA rates basically increase by changes in CPI, which over the past five years has averaged ~1.8%  Even without a new pilot contract, our captains are receiving a 3.1% seniority related increase every year  Escalation under our maintenance agreements averages ~3% Mismatch of aircraft obligations and CPA terms  50-seat leases and debt obligations extend beyond term of CPAs  We have 28 E-Jets expiring on term in 2015  Last two CPAs (UA Q400 and AA E175) matched aircraft obligations; template for future CPAs, extensions of current aircraft We’ll incur higher maintenance costs on aging aircraft  Costs not covered under long-term agreements will increase  EJet engine overhaul costs to increase significantly in 2015  EJet engine LLP costs will hit in 2016-2020 timeframe  Aging aircraft maintenance checks will be more expensive, reduce our operational spare provisions

Five Year Plan Targets 5/20/2014 25  We have a high level of confidence in our ability to extend expiring CPAs for E170 & E175 aircraft  Assuming no further capital investments, we will repay in excess of $1B of debt  Focused on mitigating cost of LLP restoration on aging Ejet fleet (E170 / E175) Retire over $1.1B of debt through scheduled principal repayments Annual Maintenance capex of $20- $30 million Operating revenues of $1.4B to $1.6B Pre-tax margins ~7.5% EBITDAR ~36% Stable period of earnings and cash flows

REDUCING RISK & SIMPLIFYING THE BUSINESS 26 5/20/2014

Big moves to de-risk our model 5/20/2014 27 2011 – Restructuring of Frontier  Mark-to-market aircraft lease costs  Reduced labor costs to better compete with ULCCs  Network Improvements provided for outsized RASM gains 2012 – Restructuring of Chautauqua  Mark-to-market aircraft lease costs  Reduced maintenance costs  Provided flexibility and future protection on certain 44-50 seat aircraft 2013 – Sale of Frontier  Eliminated ~$1B of future lease and debt payments  Sale of Airbus NEO contract and related agreements  Eliminated RJET guaranteed obligations  Provided ~$75M of net cash proceeds, which we are returning to shareholders through the convertible debt and share repurchase authorization

Fewer Operating Certificates 5/20/2014 28 Current scope restrictions will allow us to consolidate operations with a goal to be down to 2 operating certificates by the end of 2014. Key benefits of fewer certificates:  More organizational productivity  Lower infrastructure and administration  Consistency in processes and compliance 2009 Operating Certificates Chautauqua Shuttle America Republic Midwest Frontier Lynx Future Operating Certificates Certificate 1 Certificate 2

Fewer AC Types 5/20/2014 29 We have a goal of eliminating two fleet types over the next 2 years:  E190 by YE 2015  E145 by mid 2016 Benefits of Fewer AC types:  Allocate our resources where they produce the best returns  Significantly improve labor efficiency for crews, mechanics and operations support AC in Fleet YE 2009 E135 / E140 / E145 E170 / E175 E190 Q400 A318 A319 A320 AC in Fleet YE 2014 E145 E170 / E175 E190 Q400 AC in Fleet YE 2016 E170 / E175 Q400

76 seat E175 5/20/2014 30

71 Seat Q400 5/20/2014 31

MANAGEMENT FOCUS FOR THE FUTURE 32 5/20/2014

2014 Corporate Goals 5/20/2014 33 Show current ERJ terms (41 AC with DL), how many AC we have total and what the lease and debt obligations are on those (in total) by year Serves the purpose of letting our investors know the magnitude of the issue Discuss plans in the works to sublease/sell up the remaining 12 (or more) ERJs that will be parked by August  Renew focus on our guiding principles and winning employee culture  Improve employee satisfaction and engagement  Retain our best and brightest  Recruit the best talent  Rebuild our brand  Reliability and product quality  Seamless customer service experience  Mitigate parked aircraft costs  Sell / sublease aircraft  Transition our resources from small to large aircraft opportunities  Mitigate future exposure of EJet engine OH and LLP costs  Negotiate new, long-term business agreements with strategic suppliers  Enhance five-year strategic plan  Identify and begin execution of new, strategic initiatives

Resolve Pilot Contract Situation 5/20/2014 34  TA Vote was disappointing  Vote followed on the heels of contract rejections at ExpressJet and Envoy  TA was not supported by IBT Local 357 Executive Council  ~85% of pilots voted against higher pay and better work rules  Management remains fully committed to getting to a market-based agreement  We agree that First Officer pay must improve and have made repeated efforts to increase FO wages  We need to remain in a competitive position to ensure the stability of our airline  We need to grow to promote FO’s to Captain positions  Timeline to reengage with Local 357 remains uncertain  We will continue to run the business for the long haul despite this setback

Safe, Clean, Reliable Operation 5/20/2014 35  Mainline Partner carriers investing in dual/tri class product to ensure opportunity to capture high value business travelers  Regional carriers must replicate the brand “experience” received on mainline aircraft We are incentivized to run a clean, safe, on-time operation  The better we perform for our mainline partners, the greater the likelihood we will expand our relationships and vice versa As mainline partners choose to invest their own equity into larger regional jets, balance sheet becomes less important; more competition on the total cost front We need to fully utilize our scale and efficiencies to maintain competitive economics Continue to provide innovative solutions for our mainline partners QUALITY PRODUCT RELIABLE OPERATION COST DISCIPLINE

Solutions Provider for our Partners 5/20/2014 36  We take an asset management approach to fulfilling our partners needs  We have more than 70 aircraft that have transitioned between one or more of our mainline partner brands  American/US – since 1974  Delta – since 2002  United – since 2004  Much of our new business over the last 15 years has come from our proactive discussions with our Partners  Strong relationships with Embraer and Bombardier allow us to provide the best solutions to our mainline partners Flexibility in solutions for our Partners Long-term relationships with our Partners Proactively work with our Partners

Q&A SESSION 37 5/20/2014

NON-GAAP RECONCILIATIONS 38 5/20/2014

Non-GAAP Reconciliations 5/20/2014 39 Reconciliation of non-GAAP to GAAP financial measures: Pre-tax income (loss) to adjusted pre-tax income: ($ in millions) 2009 2010 2011 2012 2013 Pre-tax income from continuing operations 71$ 77$ (149)$ 51$ 81$ Adjust: Impairment charges 15 0 191 0 21 Adjusted pre-tax income 86$ 77$ 42$ 51$ 103$ Adjusted pre-tax margin % 6.9% 6.1% 2.8% 3.7% 7.6% Adjusted EBITDAR: ($ in millions) 2009 2010 2011 2012 2013 Pre-tax income from continuing operations 71$ 77$ (149)$ 51$ 81$ Adjust: Impair ents 15 0 191 0 21 Interest expense 137 138 126 118 112 Depreciation and amortization 150 161 163 160 151 Aircraft and engine rent 124 129 117 111 123 EBITDAR from continuing operations 496$ 505$ 448$ 439$ 488$ EBITDAR margin % 40% 40% 30% 32% 36% Years ended December 31, Years ended December 31,